                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2002

                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


          Bermuda                     1-4668                       NONE
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA                NONE
       (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (441) 295-1422

                                       N/A
         (Former name or former address, if changed since last report.)

                              This is page 1 of 3.

                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.

ITEM 5. OTHER EVENTS

      On November 15, 2002, the trial court in the takings litigation of the Registrant's majority owned subsidiary, Coastal Petroleum Company, against the State of Florida issued its Final Judgment that the State's denial of a permit to drill on Coastal Petroleum's Lease 224-A did not constitute an unlawful taking of Coastal Petroleum's property.

      Coastal Petroleum Company intends to file a notice of appeal of the Final Judgment to the Florida First District Court of Appeal within the next several business days.

      A copy of the Final Judgment dated November 15, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits

            99 Additional Exhibits

                  99.1 Coastal Petroleum Company v. State of Florida, et al., Final Judgment of L. Ralph Smith, Jr. Circuit Judge, Circuit Court of the Second Judicial Circuit in and for Leon County, Florida, Case No. 01-101 (November 15,
                        2002).

                                    FORM 8-K

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 COASTAL CARIBBEAN OILS &
                                                 MINERALS, LTD.
                                                     (Registrant)


                                                 By: /s/ Benjamin W. Heath
                                                     ---------------------------
                                                     Benjamin W. Heath
                                                     President

Date: November 18, 2002


                                       3